FORM 8-K/A

Amendment No. 1

U.S SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2016 (August 22, 2016)

Commission file No. 0-3026

PARADISE, INC.

INCORPORATED IN FLORIDA

I.R.S EMPLOYER IDENTIFICATION NO. 59-1007583

1200 W. DR. MARTIN LUTHER KING, JR. BLVD.,

PLANT CITY, FLORIDA 33563

Address of principal executive offices

(813) 752-1155

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

After 53 years of service with Paradise, Inc., the Board of Directors of the Company has granted Mr. Melvin S. Gordon, a permanent leave of absence, due to health reasons, from his position as Chief Executive Officer of the Company, effective August 22, 2016. The members of the Board of Directors express on behalf of the Company’s shareholders their appreciation for the many years of service Mr. Gordon has devoted to the Company. Mr. Gordon will continue to serve as Chairman of the Board of Paradise, Inc.

Randy S. Gordon, President of Paradise, Inc., will add the title and job responsibilities of Chief Executive Officer as of Monday, August 22, 2016. Randy S. Gordon has been employed by the Company since 1978, serving as Vice President from 1989 to 2002 and President since 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOR PARADISE, INC.
A Florida Corporation

/s/ Jack M. Laskowitz

Chief Financial Officer and Treasurer
Date: September 6, 2016